Oppenheimer High Income Fund/VA

Supplement dated March 31, 2009 to the
Prospectus dated April 29, 2008

This supplement amends the Prospectus of Oppenheimer High Income Fund/VA (the "Fund") dated April 29, 2008. It is in addition to the supplement dated August 29, 2008 and replaces the supplement dated December 15, 2008.

Effective April 1, 2009, the section titled "How the Fund is Managed – Portfolio Managers," on page 11 of the Prospectus, is deleted in its entirety and is replaced by the following:

Portfolio Manager. The Fund's portfolio is managed by Joseph Welsh, who is primarily responsible for the day-to-day management of the Fund's investments. Mr. Welsh is a portfolio manager and Vice President of the Fund beginning April 1, 2009.

Mr. Welsh, CFA, has been the Head of the Manager's High Yield Corporate Debt Team since April 2009 and a Vice President of the Manager since December 2000. He was an Assistant Vice President of the Manager from December 1996 to November 2000 and a high yield bond analyst of the Manager from January 1995 to December 1996. He was a senior bond analyst with W.R. Huff Asset Management from November 1991 to December 1994. Mr. Welsh is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

March 31, 2009                                                                          PS0640.008